UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 18, 2006

                            State Street Corporation
           ..........................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                   0-5108                      04-2456637
.........................     ........................     ......................
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

      One Lincoln Street, Boston, Massachusetts                 02111
      ..................................................................
       (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (617) 786-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.        Results of Operations and Financial Condition.

     On July 18, 2006, State Street Corporation issued a news release announcing its results of operations and related financial information for the second quarter of 2006. A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) State Street Corporation's news release dated July 18, 2006, announcing second quarter 2006 results of operations and related financial information is furnished herewith as Exhibit 99.1.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STATE STREET CORPORATION

                             By:      /s/ Pamela D. Gormley
                             ---------------------------------------
                             Name:    Pamela D. Gormley
                             Title:   Executive Vice President and
                                      Corporate Controller
Date: July 18, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              News release dated July 18, 2006, announcing second quarter
                  2006 results of operations and related financial information.